Exhibit 10.11

COLLATERAL ASSIGNMENT OF
TRADEMARKS, TRADEMARK APPLICATIONS,
PATENTS AND PATENT APPLICATIONS

THIS COLLATERAL ASSIGNMENT OF TRADEMARKS, TRADEMARK APPLICATIONS, PATENTS AND PATENT APPLICATIONS is made as of December 7, 2001 by and among HAUSER, INC., a Delaware corporation, HAUSER TECHNICAL SERVICES, INC., a Delaware Corporation, BOTANICALS INTERNATIONAL EXTRACTS, INC., a Delaware corporation, ZETAPHARM, INC., a New York corporation, (each, an “Assignor” and collectively, the “Assignors”), and Wells Fargo Bank, National Association (the “Assignee”).

W I T N E S S E T H:

WHEREAS, Assignors are the owners of certain trademarks, trademark applications, patents and patent applications listed in Exhibit A attached to this document; and

WHEREAS, Assignors and Assignee have entered into that certain Amended and Restated Credit Agreement dated as of December 7, 2001 (as from time to time amended, modified or supplemented, the “Credit Agreement”), pursuant to which, upon the satisfaction by the Assignors of the terms and conditions contained therein, Assignee will make loans to Assignors; and

WHEREAS, pursuant to the Credit Agreement, Assignors have agreed to grant Assignee a security interest in all of their right, title and interest in and to the trademarks, trademark applications, patents and patent applications described in Exhibit A, and in and to the goodwill symbolized by such trademarks (the “Goodwill”), as collateral security for the Obligations as defined in the Credit Agreement; and

WHEREAS, except as noted on Exhibit A attached to this document, Assignors are the owners of the entire right, title and interest in the trademarks, trademark applications, patents and patent applications being assigned hereby.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, Assignors hereby:

1.             Assign, pledge and grant to Assignee, as security for the Obligations, a security interest in and to the trademarks, trademark applications, patents and patent applications listed in Exhibit A attached to this document, and to the Goodwill, and a security interest in and to all trademarks, trademark applications, Goodwill, patents and patent applications acquired by Assignors after the date hereof.

2.             Authorize and request the Commissioner of Patents and Trademarks of the United States of America and the empowered officials of all other governments to note in the record the existence of the security interest granted hereunder with respect to each of the trademarks, trademark applications, patents and patent applications listed in Exhibit A attached to this document, and to the Goodwill, and to all trademarks, trademark applications, Goodwill, patents and patent applications acquired by Assignors after the date hereof.

3.             Acknowledge that notices and other communications shall be in writing and given as provided in Section 9.01 of the Credit Agreement. Communications and notices to any Assignor shall be given to it at its address set forth in Exhibit B attached to this document.

4.             Agree upon the request of Assignee and at the expense of Assignors to take any reasonable actions and execute any documents necessary to effectuate this assignment and the security interest created in the trademarks, trademark applications, patents and patent applications listed in Exhibit A to this document.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Assignors have caused this Assignment to be signed by their respective authorized officers as of the day and year first above written.

ASSIGNEE:

WELLS FARGO BANK, NATIONAL
ASSOCIATION

By:	/s/ Art Brokx
Name: Art Brokx
Title: VP

ASSIGNORS:

HAUSER, INC.

By:	/s/ Kenneth C. Cleveland
Name: Kenneth C. Cleveland
Title: Chief Executive Officer

HAUSER TECHNICAL SERVICES, INC.

By:	/s/ Thomas W. Hanlon
Name: Thomas W. Hanlon
Title: Secretary and Treasurer

BOTANICALS INTERNATIONAL EXTRACTS, INC.

By:	/s/ Kenneth C. Cleveland
Name: Kenneth C. Cleveland
Title: Chief Executive Officer

ZETAPHARM, INC.

By:	/s/ Thomas W. Hanlon
Name: Thomas W. Hanlon
Title: Secretary and Treasurer

EXHIBIT A TO COLLATERAL ASSIGNMENT

ISSUED U.S. PATENTS

Title	Patent No.	Grant Date
OXIDATION PRODUCTS OF CEPHALOMANNINE	5,336,684	8/9/1994

ELECTROPLATING OF SUPERCONDUCTOR ELEMENTS	5,470,820	11/28/1995

ELECTROPLATING OF SUPERCONDUCTOR ELEMENTS	5,244,875	9/14/1993

OXIDATION OF GLYCOSIDE SUBSTITUTED TAXANES TO TAXOL OR TAXOL PRECURSORS AND NEW TAXANE COMPOUNDS FORMED AS INTERMEDIATES	5,412,116	5/2/1995

OXIDATION OF CEPHALOMANNINE WITH OZONE IN THE PRESENCE OF TAXOL	5,334.732	8/2/1994

PROCESS FOR SEPARATING CEPHALOMANNINE FROM TAXOL USING OZONE AND WATER-SOLUBLE HYDRAZINES OR HYDRAZIDES	5,364,947	11/15/1994

GIRARD DERIVATIVES OF TAXANES (AS AMENDED)	5,792,877	8/11/1998

PREPARATION OF 10-DEACETYLBACATIN III AND 7-PROTECTED-10-DEACETYLBACCATIN III DERIVATIVES FROM 10-DEACETYLETAXOL A, 10-DEACETYL TAXOL B, AND 10-DEACETYL TAXOL	5,449, 790	9/12/1995

CEPHALOMANNINE EXPOXIDE, ITS ANALOGUES A METHOD FOR PREPARING THE SAME	5,892,063	4/6/1999

7 —HEXANOL YL T AXOL AND METHOD FOR PREPARING THE SAME	6,136,988	10/24/2000

SELECTIVE PROCESS FOR THE DEACETYLATION OF TAXOL AND TAXANES	5,629,433	5/13/1997

PREPARATION OF TAXOL AND DOCETAXEL THROUGH PRIMARY AMINES	5,679,807	10/21/1997

Title	Patent No.	Grant Date
PREPARATION OF TAXOL AND DOCETAXEL THROUGH PRIMARY AMINES	5,808,113	9/15/1998

ARTEMISININ DIMER COMPOUNDS HAVING ANTICANCER ACTIVITY	5,677,468	10/14/1997

ARTEMISININ DIMER COMPOUNDS HAVING ANTICANCER ACTIVITY	5,856,351	1/5/1999

TRIOXANE DIMER COMPOUNDS HAVING ANTI PROLIFERATIVE AND ANTITUMOR ACTIVITIES	6,004,997	12/21/1999

STORAGE STABLE, CITRUS-FLAVORED COMPOSITIONS COMPRISING PLANT EXTRACTS	6,306,450	10/23/2001

C-10 CARBON-SUBSTITUTED ARTEMISININ-LiKE TRIOXANE COMPOUNDSHAVING ANTIMALARIAL, ANTIPROLIFERATIVE AND ANTITUMOR ACTIVITIES	6,156, 790	12/5/2000

C-10 CARBON-SUBSTITUTED ARTEMISININ-LiKE TRIOXANE COMPOUNDSHAVING ANTIMALARIAL, ANTI PROLIFERATIVE AND ANTITUMOR ACTIVITIES	6,160,004	12/12/2000

ARTEMISININ ANALOGS HAVING ANTIMALARIAL, ANTIPROLIFERATIVE,AND ANTITUMOR ACTIVITIES AND CHEMOSElECTIVE METHODS OF MAKING THE SAME	6,297,272	1 0/2/2001

HIGH MOLECULAR WEIGHT PRIMARY ALIPHATIC ALCOHOLS OBTAINED FROM BEESWAX AND PHARMACEUTICAL USE THEREOF	6,225,354	5/1/2001

ISSUED EUROPEAN PATENTS

Title	Patent No.	Grant Date
ARTEMISININ DIMERS WITH ANTICANCER ACTIVITY	0882037	9/12/2001

ARTEMISININ DIMERS WITH ANTICANCER ACTIVITY	69615220.7-0	9/12/2001

PENDING INTERNATIONAL PATENT APPLICATIONS

Title	Patent No.	Grant Date
METHOD FOR ISOLATION OF CAFFEINE-FREE CATECHINS FROM GREEN TEA	PCT/USOO/00282	2/1/2000
COMPOSITIONS COMPRISING NATURAL AGENTS FOR TREATMENT OF CANCER	PCT/US01/12096	4/13/2001
COMPOSITIONS COMPRISING ICARISIDE I AND ANHYDROICARITIN AND METHODS FOR MAKING THE SAME	PCT/US01/22700	7/19/2001
EFFICIENT METHOD FOR PRODUCING COMPOSITIONS ENRICHED IN ANTHOCYANINS	PCT/US01/27107	8/30/2001

PENDING JAPANESE PATENT APPLICATIONS

Title	Patent No.	Grant Date

OXIDATION PRODUCTS OF CEPHALOMANNINE	524451/94	4/25/1994

OXIDATION OF GLYCOSIDE SUBSTITUTED TAXANES TO TAXOLORTAXOLPRECURSORS AND NEW TAXANE COMPOUNDS FORMED AS INTERMEDIATES	512190/94	11/2/1993

CEPHALOMANNINE EXPOXIDE, ITS ANALOGUES METHOD FOR PREPARING THE SAME	8-527756	3/8/1996

7-HEXANOL YL TAXOL AND METHODS FOR PREPARING THE SAME	2000-543447	4/9/1999

PREPARATION OF TAXOL AND DOCETAXEL THROUGH PRIMARY AMINES	8-523705	1/30/1996

TRIOXANE DIMERS HAVING ANTIPROLIFERATIVE AND ANTITUMOR ACTIVITIES	10-525676	12/1/1997

STORAGE STABLE, CITRUS-FLAVORED COMPOSITIONS COMPRISING PLANT EXTRACTS	11-504963	6/23/1998

C-10 CARBON-SUBSTITUTED ARTEMISININ-LiKE TRIOXANE COMPOUNDSHA VING ANTIMALARIAL, ANTI PROLIFERATIVE AND ANTITUMOR ACTIVITIES	PCT/US98/27717	12/30/1998

PENDING OTHER FOREIGN PATENT APPLICATIONS

Title	Patent No.	Grant Date
OXIDATION PRODUCTS OF CEPHALOMANNINE	2,161,138	4/25/1994
OXIDATION OF GLYCOSIDE SUBSTITUTED TAXANES TO TAXOL OR TAXOL PRECURSORS AND NEW TAXANE COMPOUNDS FORMED AS INTERMEDIATES	2,148,943	11/2/1993
CEPHALOMANNINE EXPOXIDE, ITS ANALOGUES METHOD FOR PREPARING THE SAME	2,214,993	3/8/1996
7-HEXANOL YL TAXOL AND METHODS FOR PREPARING THE SAME	34888/99	4/9/1999
7-HEXANOL YL TAXOL AND METHODS FOR PREPARING THE SAME	2,327,791	4/9/1999
PREPARATION OF TAXOL AND DOCETAXEL THROUGH PRIMARY AMINES	2,211,799	1/30/1996
ARTEMISININ DIMER COMPOUNDS HAVING ANTICANCER ACTIVITY	2,234,731	6/27/1996
TRIOXANE DIMERS HAVING ANTI PROLIFERATIVE AND ANTITUMOR ACTIVITIES	2,273,374	12/1/1997
STORAGE STABLE, CITRUS-FLAVORED COMPOSITIONS COMPRISING PLANT EXTRACTS	2,294,458	6/23/1998
C-10 CARBON-SUBSTITUTED ARTEMISININ-LIKE TRIOXANE COMPOUNDSHAVING ANTIMALARIAL, ANTI PROLIFERATIVE AND ANTITUMOUR ACTIVITIES	20184/99	12/30/1998
C-10 CARBON-SUBSTITUTED ARTEMISININ-LIKE TRIOXANE COMPOUNDSHAVING ANTIMALARIAL, ANTI PROLIFERATIVE AND ANTITUMOR ACTIVITIES	2,317,112	12/30/1998
ARTEMISININ ANALOGS HAVING ANTIMALARIAL, ANTIPROLIFERATIVE,AND ANTITUMOR ACTIVITIES AND CHEMOSELECTIVE METHODS OF MAKING THE SAME	27239/00	1/11/2000

ARTEMISININ ANALOGS HAVING ANTIMALARIAL, ANTIPROLIFERATIVE,AND ANTITUMOR ACTIVITIES AND CHEMOSELECTIVE METHODS OF MAKING THE SAME	XXXXXX	1/11/2000

ISSUED OTHER FOREIGN PATENTS

Title	Patent No.	Grant Date
OXIDATION PRODUCTS OF CEPHALOMANNINE	685119	4/30/1998
PREPARATION OF TAXOL AND DOCETAXEL THROUGH PRIMARY AMINES	694,627	11/5/1998
ARTEMISININ DIMER COMPOUNDS HAVING ANTICANCER ACTIVITY	725724	10/19/2000
TRIOXANE DIMERS HAVING ANTIPROLIFERATIVE AND ANTITUMOR ACTIVITIES	730722	6/28/2001

PENDING U.S. PATENT APPLICATIONS

Title	Patent No.	Grant Date
PROCESS OF CONVERTING OXO-10-DAXT INTO 10-DEACETYL BACCATIN III (CIP)
PROCESS OF CONVERTING BACCATIN III INTO 10-DEACETYL BACCATIN III
7-HEXANOYL TAXOL AND METHOD FOR PREPARING THE SAME	09/688,753	10/16/2000
TRIOXANE DIMERS HAVING ANTI PROLIFERATIVE AND ANTITUMOR ACTIVITIES	09/717,815	11/21/2000
STORAGE STABLE, CITRUS-FLAVORED COMPOSITIONS COMPRISING PLANT EXTRACTS	not yet assigned	10/19/2001
HIGH PURITY BETA-CAROTENE AND PROCESS FOR OBTAINING SAME	08/864,103	5/28/1997
ARTEMISININ ANALOGS HAVING ANTIMALARIAL, ANTIPROLIFERATIVE,AND ANTITUMOR ACTIVITIES AND CHEMOSELECTIVE METHODS OF MAKING THE SAME	09/887,922	6/22/2001
COMPOSITIONS COMPRISING NATURAL AGENTS FOR TREATMENT OF CANCER	09/550,436	4/17/2000
COMPOSITIONS COMPRISING ICARISIDE I AND ANHYDROICARITIN ANDMETHODS FOR MAKING THE SAME	09/638,367	8/15/2000
EFFICIENT METHOD FOR PRODUCING COMPOSITIONS ENRICHED IN ANTHOCYANINS	09/943, 158	8/30/2001
HIGH MOLECULAR WEIGHT PRIMARY ALIPHATIC ALCOHOLS OBTAINED FROM NATURAL PRODUCTS AND USES THEREOF	09/845,043	4/27/2001
HIGH MOLECULAR WEIGHT PRIMARY ALIPHATIC ALCOHOLS OBTAINED FROM NATURAL PRODUCTS AND USES THEREOF	09/949,285	9/7/2001

PENDING EUROPEAN PATENT APPLICATIONS

Title	Patent No.	Grant Date
OXIDATION OF GLYCOSIDE SUBSTITUTED TAXANES TO TAXOL ORTAXOL PRECURSORS AND NEW TAXANE COMPOUNDS FORMED AS INTERMEDIATES	94900515.1	11/2/1993
7 —HEXANOL YL T AXOL AND METHODS FOR PREPARING THE SAME	99916599.6	4/9/1999
PREPARATION OF TAXOL AND DOCETAXEL THROUGH PRIMARY AMINES	96907021.8	1/30/1996
TRIOXANE DIMERS HAVING ANTI PROLIFERATIVE AND ANTITUMOR ACTIVITIES	97949655.1	12/1/1997
STORAGE STABLE, CITRUS-FLAVORED COMPOSITIONS COMPRISING PLANT EXTRACTS	98929112.5	6/23/1998
C-10 CARBON-SUBSTITUTED ARTEMISININ-LIKE TRIOXANE COMPOUNDSHA VING ANTIMALARIAL, ANTI PROLIFERATIVE AND ANTITUMOR ACTIVITIES	98964977.7	12/30/1998
PROCESS FOR REMOVING IMPURITIES FROM NATURAL PRODUCT EXTRACTS	99956616.9-	10/20/1999
ARTEMISININ ANALOGS HAVING ANTIMALARIAL, ANTIPROLIFERATIVE,AND ANTITUMOR ACTIVITIES AND CHEMOSElECTIVE METHODS OF MAKING THE SAME	00905584.9	1/11/2000

REGISTERED TRADEMARKS

European Union

Mark	Number	Registration Date
NATURAL RATIO (Classes: 05)	001417674	02/14/01

PENDING TRADEMARKS

United States

Mark	Number	Filing Date
APISOL (Classes: 05)	76-193748	01/12/01

BIOENHANCE (Classes: 05)	76-193420	01/12/01

INVIGORA (Classes: 05)	76-089302	07/14/00

NATURAL RATIO (Classes: 05)	75-726748	06/11/99

NATURAL RATIO (Classes: 42)	75-726749	06/11/99

PREVENTIA (Classes: 05)	76-089329	07/14/00

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